UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

OCTOBER 31, 2006

Annual Report
to Shareholders

DWS International Equity Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

DWS International Equity Fund

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Shareholder Meeting Results

DWS International Equity Portfolio

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Other Information

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, hedging strategies are subject to special risks, and the success of such strategies cannot be guaranteed. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to June 29, 2001 are derived from the historical performance of Class S shares of the DWS International Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/06
DWS International Equity Fund	1-Year	3-Year	5-Year	10-Year
Class A	25.84%	19.48%	12.05%	7.39%
Class B	24.88%	18.55%	11.15%	6.57%
Class C	24.92%	18.54%	11.18%	6.58%
MSCI EAFE Index+	27.52%	21.41%	14.56%	7.34%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/06	$ 15.76	$ 15.50	$ 15.22
10/31/05	$ 12.73	$ 12.52	$ 12.29
Distribution Information: Twelve Months: Income Dividends as of 10/31/06	$ .23	$ .12	$ .12
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS International Equity Fund — Class A [] MSCI EAFE Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/06
DWS International Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,860	$16,075	$16,645	$19,235
	Average annual total return	18.60%	17.14%	10.73%	6.76%
Class B	Growth of $10,000	$12,188	$16,460	$16,869	$18,899
	Average annual total return	21.88%	18.07%	11.02%	6.57%
Class C	Growth of $10,000	$12,492	$16,657	$16,990	$18,915
	Average annual total return	24.92%	18.54%	11.18%	6.58%
MSCI EAFE Index+	Growth of $10,000	$12,752	$17,896	$19,731	$20,301
	Average annual total return	27.52%	21.41%	14.56%	7.34%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The Index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Class S*

Class S shares are not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 10/31/06
DWS International Equity Fund	1-Year	3-Year	5-Year	10-Year
Class S*	25.84%	19.45%	11.98%	7.38%
MSCI EAFE Index+	27.52%	21.41%	14.56%	7.34%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/06	$ 30.73
10/31/05	$ 24.84
Distribution Information: Twelve Months: Income Dividends as of 10/31/06	$ .45

* On October 23, 2006, Investment Class shares were renamed Class S shares.

Class S* Lipper Rankings — International Large-Cap Core Funds Category as of 10/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	95	of	201	48
3-Year	92	of	188	49
5-Year	86	of	163	53
10-Year	28	of	74	38

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS International Equity Fund — Class S* [] MSCI MSCI EAFE Index+

Yearly periods ended October 31
Comparative Results as of 10/31/06
DWS International Equity Fund		1-Year	3-Year	5-Year	10-Year
Class S*	Growth of $10,000	$12,584	$17,043	$17,611	$20,380
	Average annual total return	25.84%	19.45%	11.98%	7.38%
MSCI EAFE Index+	Growth of $10,000	$12,752	$17,896	$19,731	$20,301
	Average annual total return	27.52%	21.41%	14.56%	7.34%

The growth of $10,000 is cumulative.

* On October 23, 2006, Investment Class shares were renamed Class S shares.

+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, capitalization- weighted index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The Index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2006 to October 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class S*
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 1,009.60	$ 1,006.50	$ 1,006.00	$ 1,009.90
Expenses Paid per $1,000**	$ 7.60	$ 11.38	$ 11.38	$ 7.60
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S*
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 1,017.64	$ 1,013.86	$ 1,013.86	$ 1,017.64
Expenses Paid per $1,000**	$ 7.63	$ 11.42	$ 11.42	$ 7.63

* On October 23, 2006, Investment Class shares were renamed Class S shares.

** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS International Equity Fund	1.50%	2.25%	2.25%	1.50%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS International Equity Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the International Equity Portfolio in which this fund invests all of its assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Matthias Knerr, CFA

Director, Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 2004.

Portfolio manager for International Equity: New York.

BS, Pennsylvania State University.

In the following interview, Portfolio Manager Matthias Knerr discusses the recent market environment and DWS International Equity Fund's strategy during the 12-month period ended October 31, 2006.

Q: How did the international stock markets perform during the past 12 months?

A: International equities performed very well during the past year on the strength of robust corporate earnings, record levels of merger and acquisition (M&A) activity, and a fairly benign macroeconomic environment. The MSCI EAFE Index — the fund's benchmark — produced a return for the 12 months ended October 31, 2006, of 21.91% in local currency terms and 27.52% when measured in US dollars.1,2 (Since foreign shares are denominated in local country currencies, a gain in the value of the local currencies vs.the dollar increases the value of the investment in US dollar terms.) International equities as an asset class also outperformed the 16.34% return of US stocks, as measured by the Standard & Poor's 500® (S&P 500) Index.3

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all distributions and, unlike fund returns, do not include any fees or expenses. It is not possible to invest directly into an index.

2 Local currency return measures the market performance received by local investors, who buy stocks using their home currencies rather than US dollars.

3 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and, unlike fund returns, do not include any fees or expenses. It is not possible to invest directly into an index.

On a regional basis, the best-performing exchanges were concentrated in Europe. Within the eurozone, economic activity has been running above expectations. The unemployment picture improved over the 12-month period, a result of both cyclical strength and the fact that past structural reforms have started to bear fruit. With productivity improving and the business sector restoring its competitiveness, both consumer and business sentiment remained strong throughout the past year. Equity performance in the United Kingdom also was robust due to the rebound in the country's housing market.

Japan's market performance, which was commendable in absolute terms but a laggard against the MSCI EAFE Index, also was stoked by an improving economic backdrop. Japan's economy has been exhibiting solid growth for some time, and it appears that the country is on a sustainable growth path after several false starts. Additionally, Japanese households have benefited from an improving labor market and stronger wage growth, which has been a pillar of support for consumer spending and sentiment. Perhaps the most notable event of the past year was that consumer and housing prices began to increase following years of deflation. As a result, the Bank of Japan was able to end its zero interest rate policy (which had been used as a measure to combat falling prices) and enact its first interest rate increase in over five years.

From a sector perspective, the breadth of the market's advance was illustrated by the fact that all 10 global industry sectors returned at least 10% in US dollar terms, a remarkable achievement. Leading the way was the utilities sector, a significant beneficiary of M&A activity. The feverish pace of this trend was most apparent in Spain and Portugal, where a number of local utilities were taken over by foreign enterprises looking to tap into the areas of stronger growth. The next best-performing sector was materials, which benefited from China's continued role as a major consumer of raw and processed materials. The country has not experienced the economic slowdown that many had forecasted, as evidenced by its year-over-year gross domestic product growth of 10.4%. Strong growth has allowed China's infrastructure build-out to continue, feeding demand for steel, chemicals, resins and ores. The industrials sector also was a strong performer behind gains in the aerospace, transportation and shipping industries.

Q: How did the fund perform in this environment?

A: The total return of the fund's Class A shares for the 12 months ended October 31, 2006, was 25.84%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 5 through 8 for the performance of other share classes and more complete performance information.) For the period, the MSCI EAFE Index returned 27.52%, and the average return of the 201 funds in the Lipper International Large-Cap Core Funds category was 25.62%.4

4 The Lipper Large-Cap Core Funds category is an unmanaged group of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap Core Funds have wide latitude in the companies in which they can invest. These funds normally will have an average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure that compares with the US diversified large-cap funds universe average.

Index and category returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index or category.

Q: What elements of the fund's positioning contributed to its performance?

A: When discussing performance results, keep in mind that our bottom-up stock selection process means that the fund may deviate from the country or sector allocations of the benchmark. This is not to say that we are not aware of how the fund is positioned in relation to the benchmark, but we are by no means managing the portfolio by striving to adhere closely to it.

From a positioning standpoint, the fund's overweight in emerging markets equities contributed positively to its return.5 In particular, the fund's holdings in Russia and Brazil benefited from the strong global demand for commodities. The fund's holdings in Mexico also performed very well. Outside of the emerging markets, the fund's overweight in Germany added to relative returns.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

On the negative side, the fund's slight underweight in the United Kingdom detracted from its relative performance. The UK was one of the few areas within global markets that withstood the downward pressures of the May 2006 sell-off, as the country had a concentration in highly defensive sectors — such as health care and consumer staples — that tend to perform better in falling markets.

Q: What factors helped performance?

A: The primary contributor to performance from a sector perspective was stock selection within the financials sector. Two of the fund's best-performing holdings were Italian banking stocks, Capitalia SpA* and Banca Italease. The strong return of Capitalia, Italy's fourth biggest bank by assets, was driven by positive operating results and speculation that the bank may merge with a rival. Shares of Banca Italease, a provider of lease financing, gained ground after the company highlighted a massive rise in net profits due to stronger distribution efforts. Greece's Alpha Bank AE also performed positively after reporting rising profits from its household lending unit.

* As of October 31, 2006, the position was sold

Strong stock selection within the health care sector also made a large contribution to performance during the past year. The fund's top-performing position was Denmark's Novo Nordisk AS, a provider of diabetes care and hemophilia treatments. Sales of NovoSeven, the company's main hemophilia treatment, rose 21% in the first half as doctors expanded the usage of the drug into areas such as strokes and trauma. Shares of Germany's Fresenius Medical Care AG & Co., the world's largest provider of kidney dialysis, continued to appreciate following an upbeat forecast released by the company in early August. Additionally, Merck KGaA was successful in its acquisition of Switzerland's Serono, Europe's largest biotechnology company. As part of the deal, Merck gained ownership of several successful drug lines, including Rebif — the world's second-best selling multiple sclerosis drug — in addition to several experimental cancer medicines.

The next-best performing sector for the fund was telecommunications services. We elected to avoid sluggish fixed-line mega-cap stocks such as France Telecom, Telecom Italia and Deutsche Telekom, all of which underperformed due to eroding profit margins and rising competition from technologies such as wireless and Internet telephony. Given the distress for the telecom sector as a whole, we chose to limit the fund's holdings to "special situation" stocks such as Millicom International Cellular SA. A Luxembourg-based cellular operator with a majority of its interests in developing countries within Asia, Latin America and Africa, Millicom delivered an outstanding set of results during the third quarter on the strength of a substantial increase in subscribers and revenue growth.

Rounding out the list of contributors was information technology. Shares of Canon, Inc., Japan's largest maker of electronics goods by market value, jumped on higher US demand for cameras and inkjet printers used by small- and medium-sized businesses. The company continues to deliver strong results from its "razor-and-razor blade" business model, which consists of selling printers at lower profit margins to create a large installed base, coupled with sales of ink products sold at higher margins. Emerging-market positions in technology, including Hon Hai Precision Industry Co., Ltd. and Hynix Semiconductor, Inc.* also provided a contribution.

Q: What elements of the fund's positioning detracted from performance?

A: Our stock selection within the industrials sector was the leading detractor from performance. Several of the fund's holdings underperformed, including Mitsubishi Corp, Smiths Group PLC* and Komatsu Ltd.

The fund's relative performance also was negatively affected by its overweight position in the energy sector, the weakest performer among the 10 major industries for the annual period. Energy stocks came under pressure as rising oil inventories and easing geopolitical tensions caused crude oil prices to fall sharply during the third calendar quarter of 2006. The performance of several stocks held within the fund — including Saras SpA,* Neste Oil Oyj* and Norsk Hydro ASA — was hurt by the weakness within the sector. However, the fund did have several energy-related standouts during the last 12 months. Most notable among these was Norway's Aker Kvaerner ASA, which reported robust profits from increased demand for its oil platforms and deep water exploration equipment. Historically high prices for oil and gas have prompted many energy companies to look for alternative sources of energy, creating a surge of orders for oil rigs that can perform in deep water and harsh weather.

* As of October 31, 2006, the position was sold

Lastly, an underweight position in the materials sector had a negative impact on relative results. The fund's underweight in companies taken over by competitors — such as the steel company Arcelor — along with a lack of presence in major gold mining stocks (such as Anglo American) hurt performance relative to the index.

Q: What is your strategic outlook for international markets and how is the fund positioned to benefit?

A: The proliferation of hedge funds has caused the investment horizon of the average investor to become much shorter in recent years, and the increased use of financial leverage (the use of borrowed money to invest) appears to magnify reactions to individual events at the stock level. This shift has frequently created significant mispricings of individual stocks in the short term, even when there has been little change in their long-term fundamentals. Having come across this phenomenon regularly over the last several years, we have used shorter-term volatility created by speculators to patiently select opportunities to invest for the long term. With this as background, we intend to be selective in patiently positioning the fund for these opportunities as they are created.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Geographic Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/06	10/31/05

Japan	20%	23%
United Kingdom	18%	16%
Germany	15%	13%
Switzerland	8%	8%
France	5%	7%
Italy	4%	5%
Brazil	3%	2%
Finland	3%	3%
Greece	3%	3%
Other	21%	20%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	10/31/06	10/31/05

Financials	32%	32%
Consumer Discretionary	16%	15%
Health Care	12%	7%
Materials	9%	6%
Information Technology	6%	6%
Energy	6%	11%
Consumer Staples	6%	6%
Industrials	6%	8%
Telecommunication Services	4%	6%
Other	3%	3%
	100%	100%

Geographic and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2006 (20.5% of Net Assets)
1. Canon, Inc. Producer of visual image and information equipment	Japan	2.5%
2. UBS AG Provider of commercial and investment banking services	Switzerland	2.4%
3. Total SA Producer of oil and natural gas	France	2.2%
4. Hypo Real Estate Holding AG Provider of large financing volume and complex real estate projects	Germany	2.1%
5. Societe Generale Provider of various banking services	France	2.0%
6. UniCredito Italiano SpA Provider of commercial banking services	Italy	1.9%
7. E.ON AG Distributor of electricity to commercial and residential customers	Germany	1.9%
8. BHP Billiton PLC Explorer, producer and marketer of aluminum and other metal products	United Kingdom	1.9%
9. Mitsubishi Corp. Operator of a general trading company	Japan	1.8%
10. Banca Italease Provides diversified banking services	Italy	1.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 46. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2006
Assets
Investment in DWS International Equity Portfolio, at value	$ 324,765,821
Receivable for Fund shares sold	556,727
Due from Advisor	38,837
Other assets	20,107
Total assets	325,381,492
Liabilities
Payable for Fund shares redeemed	1,095,019
Other accrued expenses and payables	16,422
Total liabilities	1,111,441
Net assets, at value	$ 324,270,051
Net Assets
Net assets consist of: Undistributed net investment income	3,782,586
Net unrealized appreciation (depreciation) on: Investments	86,996,385
Foreign currency related transactions	7,433
Accumulated net realized gain (loss)	(342,552,732)
Paid-in capital	576,036,379
Net assets, at value	$ 324,270,051

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($8,261,920 ÷ 524,239 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 15.76
Maximum offering price per share (100 ÷ 94.25 of $15.76)	$ 16.72

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,199,571 ÷ 77,411 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 15.50

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,246,851 ÷ 81,947 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 15.22
Class S* Net Asset Value, offering and redemption price(a) per share ($313,561,709 ÷ 10,202,185 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 30.73

* On October 23, 2006, Investment Class shares were renamed Class S shares.

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2006
Investment Income
Total investment income allocated from DWS International Equity Portfolio: Dividends (net of foreign taxes withheld of $688,149)	$ 9,714,853
Interest — Cash Management QP Trust	176,814
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	359,475
Other	7,150
Expenses(a)	(2,155,265)
Net investment income (loss) allocated from DWS International Equity Portfolio	8,103,027
Expenses: Administrator service fee	2,603,587
Distribution and shareholder servicing fee	39,867
Registration fees	47,364
Services to shareholders	2,001
Reports to shareholders	97,066
Legal	18,135
Auditing	20,685
Trustees' fees and expenses	4,777
Other	3,158
Total expenses before expense reductions	2,836,640
Expense reductions	(379,780)
Total expenses after expense reductions	2,456,860
Net investment income (loss)	5,646,167
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) allocated from DWS International Equity Portfolio: Investments (net of foreign taxes of $463)	58,752,525
Foreign currency related transactions	104,359
58,856,884
Net unrealized appreciation (depreciation) during the period on: Investments	2,913,288
Foreign currency related transactions	31,404
2,944,692
Net gain (loss) on investment transactions	61,801,576
Net increase (decrease) in net assets resulting from operations	$ 67,447,743

(a) For the year ended October 31, 2006, the Advisor of the Portfolio waived fees in the amount of $468,718 which was allocated to the Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 5,646,167	$ 3,116,375
Net realized gain (loss) on investment transactions	58,856,884	49,286,827
Net unrealized appreciation (depreciation) during the period on investment transactions	2,944,692	1,821,631
Net increase (decrease) in net assets resulting from operations	67,447,743	54,224,833
Distributions to shareholders from: Net investment income: Class A	(107,147)	(13,836)
Class B	(10,582)	—
Class C	(7,856)	—
Class S*	(4,750,824)	(645,055)
Fund share transactions: Proceeds from shares sold	66,160,413	72,548,640
Reinvestment of distributions	4,186,296	539,853
Cost of shares redeemed	(85,945,181)	(136,244,397)
Redemption fees	2,795	7,745
Net increase (decrease) in net assets from Fund share transactions	(15,595,677)	(63,148,159)
Increase (decrease) in net assets	46,975,657	(9,582,217)
Net assets at beginning of period	277,294,394	286,876,611
Net assets at end of period (including undistributed net investment income of $3,782,586 and $2,407,246, respectively)	$ 324,270,051	$ 277,294,394

* On October 23, 2006, Investment Class shares were renamed Class S shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 12.73	$ 10.52	$ 9.59	$ 8.00	$ 9.28
Income (loss) from investment operations: Net investment income (loss)[a]	.26[e]	.13	.05	.07	.03
Net realized and unrealized gain (loss) on investment transactions	3.00	2.11	1.07	1.53	(1.30)
Total from investment operations	3.26	2.24	1.12	1.60	(1.27)
Less distributions from: Net investment income	(.23)	(.03)	(.19)	(.01)	(.01)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 15.76	$ 12.73	$ 10.52	$ 9.59	$ 8.00
Total Return (%)[b,c]	25.84	21.27	11.77	19.95[d]	(13.68)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	7	6	5	5
Ratio of expenses before expense reductions, including expenses allocated from DWS International Equity Portfolio (%)	2.02	2.01	2.01	1.97	1.94
Ratio of expenses after expense reductions, including expenses allocated from DWS International Equity Portfolio (%)	1.50	1.50	1.50	1.50	1.50
Ratio of net investment income (loss) (%)	1.80[e]	1.10	.54	.87	.34

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return does not reflect the effect of any sales charges.

[d] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 19.70% and the impact to the Class was $0.02 per share.

[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.14 per share and 0.97% of average daily net assets, respectively.

* Amount is less than $.005.

Class B Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 12.52	$ 10.41	$ 9.49	$ 7.97	$ 9.33
Income (loss) from investment operations: Net investment income (loss)[a]	.16[e]	.04	(.02)	.01	(.04)
Net realized and unrealized gain (loss) on investment transactions	2.94	2.07	1.05	1.51	(1.31)
Total from investment operations	3.10	2.11	1.03	1.52	(1.35)
Less distributions from: Net investment income	(.12)	—	(.11)	.00*	(.01)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 15.50	$ 12.52	$ 10.41	$ 9.49	$ 7.97
Total Return (%)[b,c]	24.88	20.27	10.92	19.07[d]	(14.35)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1.7		.5	.4
Ratio of expenses before expense reductions, including expenses allocated from DWS International Equity Portfolio (%)	2.76	2.76	2.76	2.72	2.69
Ratio of expenses after expense reductions, including expenses allocated from DWS International Equity Portfolio (%)	2.25	2.25	2.25	2.25	2.25
Ratio of net investment income (loss) (%)	1.15[e]	.35	(.21)	.11	(.41)

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return does not reflect the effect of any sales charges.

[d] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 18.70% and the impact to the Class was $0.02 per share.

[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.14 per share and 0.97% of average daily net assets, respectively.

* Amount is less than $.005.

Class C Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 12.29	$ 10.22	$ 9.32	$ 7.83	$ 9.15
Income (loss) from investment operations: Net investment income (loss)[a]	.15[e]	.04	(.02)	.01	(.04)
Net realized and unrealized gain (loss) on investment transactions	2.90	2.03	1.03	1.48	(1.27)
Total from investment operations	3.05	2.07	1.01	1.49	(1.31)
Less distributions from: Net investment income	(.12)	—	(.11)	.00*	(.01)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 15.22	$ 12.29	$ 10.22	$ 9.32	$ 7.83
Total Return (%)[b,c]	24.92	20.25	10.89	19.03[d]	(14.20)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1.5		.2	.1
Ratio of expenses before expense reductions, including expenses allocated from DWS International Equity Portfolio (%)	2.76	2.76	2.76	2.72	2.69
Ratio of expenses after expense reductions, including expenses allocated from DWS International Equity Portfolio (%)	2.25	2.25	2.25	2.25	2.25
Ratio of net investment income (loss) (%)	1.08[e]	.35	(.21)	.11	(.41)

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return does not reflect the effect of any sales charges.

[d] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 18.65% and the impact to the Class was $0.02 per share.

[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.14 per share and 0.97% of average daily net assets, respectively.

* Amount is less than $.005.

Class Sa Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 24.84	$ 20.54	$ 18.72	$ 15.63	$ 18.14
Income (loss) from investment operations: Net investment income (loss)[b]	.52[e]	.25	.11	.14	.06
Net realized and unrealized gain (loss) on investment transactions	5.82	4.10	2.08	2.96	(2.56)
Total from investment operations	6.34	4.35	2.19	3.10	(2.50)
Less distributions from: Net investment income	(.45)	(.05)	(.37)	(.01)	(.01)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 30.73	$ 24.84	$ 20.54	$ 18.72	$ 15.63
Total Return (%)[c]	25.84	21.14	11.80	19.85[d]	(13.78)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	313	269	280	347	418
Ratio of expenses before expense reductions, including expenses allocated from DWS International Equity Portfolio (%)	1.77	1.76	1.76	1.72	1.69
Ratio of expenses after expense reductions, including expenses allocated from DWS International Equity Portfolio (%)	1.50	1.50	1.50	1.50	1.50
Ratio of net investment income (loss) (%)	1.85[e]	1.10	.54	.86	.34

[a] On October 23, 2006, Investment Class shares were renamed Class S shares.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 19.53% and the impact to the Class was $0.05 per share.

[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.27 per share and 0.97% of average daily net assets, respectively.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS International Equity Fund (the "Fund") (formerly Scudder International Equity Fund) is a diversified series of the DWS Advisor Funds (the "Trust") (formerly Scudder Advisor Funds) which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing all of its assets in a master portfolio, the DWS International Equity Portfolio (formerly Scudder International Equity Portfolio) (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"). On October 31, 2006, the Fund owned approximately 100% of the Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares (formerly Investment Class) are not subject to initial or contingent deferred sales charges. On October 23, 2006, Investment Class shares were renamed Class S shares.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

In September 2006, FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $342,553,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($262,000), October 31, 2009 ($206,711,000), October 31, 2010 ($108,362,000) and October 31, 2011 ($27,218,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-383 of the Internal Revenue Code. During the year ended October 31, 2006, the Fund utilized approximately $50,644,000 of its capital loss carryforward.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to passive foreign investment companies and foreign denominated investments, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio's financial statements for a breakdown of the appreciation/depreciation from investments.

At October 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 7,840,496
Capital loss carryforwards	$ (342,553,000)

In addition, during the year ended October 31, 2006 and October 31, 2005, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2006	2005
Distributions from ordinary income*	$ 4,876,409	$ 658,891

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to the fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

For the period November 1, 2005 through September 30, 2007, the Advisor and Administrator have contractually agreed to waive all or a portion of their fees and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's total operating expenses of each class as follows: Class A shares 1.50%, Class B shares 2.25%, Class C shares 2.25% and Class S shares (formerly Investment Class) 1.50% including expenses allocated from the Portfolio (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees, and organizational and offering expenses).

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.85% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2006, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived
Class A	$ 60,487	$ 8,384
Class B	10,174	1,377
Class C	8,702	1,207
Class S (formerly Investment Class)	2,524,224	345,600
	$ 2,603,587	$ 356,568

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.25% of average daily net assets of Class A shares and 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived	Unpaid at October 31, 2006
Class A	$ 11,244	$ 11,244	$ 4,979
Class B	8,977	—	743
Class C	7,678	—	754
	$ 27,899	$ 11,244	$ 6,476

In addition, DWS-SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders and Class A shareholders, effective July 1, 2006, at an annual rate of up to 0.25% of average daily net assets for each class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2006, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Waived	Annual Effective Rate
Class A	$ 6,506	$ 6,506.00%
Class B	2,952	2,952.00%
Class C	2,510	2,510.00%
	$ 11,968	$ 11,968

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2006 aggregated $2,270.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2006, the CDSC for Class B and C shares aggregated $91,781 and $1,767, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the year ended October 31, 2006, DWS-SDI received $632.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $25,560, of which $7,680 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	147,025	$ 2,130,642	84,016	$ 1,007,451
Class B	34,952	491,860	26,690	308,310
Class C	37,620	526,305	41,685	473,833
Class S	2,219,978*	63,011,606*	3,064,169	70,759,046
		$ 66,160,413		$ 72,548,640
Shares issued to shareholders in reinvestment of distributions
Class A	5,285	$ 70,504	814	$ 9,526
Class B	645	8,512	—	—
Class C	444	5,755	—	—
Class S	157,630*	4,101,525*	23,199	530,327
		$ 4,186,296		$ 539,853
Shares redeemed
Class A	(148,890)	$ (2,051,497)	(139,040)	$ (1,638,067)
Class B	(38,848)	(558,073)	(17,585)	(203,562)
Class C	(18,113)	(255,420)	(35,673)	(398,917)
Class S	(3,002,400)*	(83,080,191)*	(5,871,504)	(134,003,851)
		$ (85,945,181)		$ (136,244,397)
Redemption fees		$ 2,795		$ 7,745
Net increase (decrease)
Class A	3,420	$ 150,548	(54,210)	$ (620,918)
Class B	(3,251)	(57,611)	9,105	104,775
Class C	19,951	276,701	6,012	74,934
Class S	(624,792)*	(15,965,315)*	(2,784,136)	(62,706,950)
		$ (15,595,677)		$ (63,148,159)

* On October 23, 2006, Investment Class shares were renamed Class S shares.

D. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DeAM, Inc.") and Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DeAM, Inc. and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DeAM, Inc. and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DeAM, Inc. and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM also continues to discuss a settlement with the Illinois Secretary of State regarding market timing matters. As previously disclosed, DeAM expects a settlement with the Illinois Secretary of State to provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

E. Subsequent Event

On December 20, 2006, the Board of Trustees approved, in principle, the merger of the Fund into DWS International Fund.

Completion of the merger is subject to a number of conditions, including final approval by each Fund's Board and approval by the shareholders of the Fund at a shareholder meeting expected to be held in 2007. In addition, should the merger receive final approval, future utilization of the capital loss carryforward at October 31, 2006 may be subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

Upon receiving final approval of the merger, DWS International Equity Fund, currently a feeder fund in a master-feeder structure, will receive all of its assets and liabilities from the master portfolio and convert to a stand-alone fund. The master portfolio will be closed after the conversion into the feeder fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of the DWS Advisor Funds (formerly Scudder Advisor Funds) and Shareholders of DWS International Equity Fund (formerly Scudder International Equity Fund):

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS International Equity Fund (formerly Scudder International Equity Fund) (the "Fund") at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note E, "Subsequent Event," the Board of Trustees has approved, in principle, the merger of the Fund into DWS International Fund subsequent to its conversion to a stand-alone fund.

Boston, Massachusetts December 22, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $483,959 and earned $7,474,767 of foreign source income during the year ended October 31, 2006. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $.04 per share as foreign taxes paid and $.69 per share as income earned from foreign sources for the year ended October 31, 2006.

For Federal Income tax purposes, the Fund designates $8,716,225 or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS International Equity Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. The meeting was adjourned and then reconvened on June 1, 2006, at which time the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Board Members. ("Number of Votes" represents all funds that are series of DWS Advisor Funds.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	439,214,704.469	3,753,093.585
Dawn-Marie Driscoll	439,224,192.946	3,743,605.108
Keith R. Fox	439,230,602.032	3,737,196.022
Kenneth C. Froewiss	439,255,986.088	3,711,811.966
Martin J. Gruber	439,184,395.908	3,783,402.146
Richard J. Herring	439,254,370.904	3,713,427.150
Graham E. Jones	439,202,833.057	3,764,964.997
Rebecca W. Rimel	439,229,633.088	3,738,164.966
Philip Saunders, Jr.	439,157,742.341	3,810,055.713
William N. Searcy, Jr.	439,269,874.890	3,697,923.164
Jean Gleason Stromberg	439,256,234.415	3,711,563.639
Carl W. Vogt	439,195,306.566	3,772,491.488
Axel Schwarzer	439,210,622.946	3,757,175.108

II. Approval of revised fundamental investment restrictions on:

II-A. Borrowing Money

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
4,571,533.775	90,562.108	108,033.926	1,587,252.000

II-B. Pledging Assets

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
4,570,317.655	91,778.228	108,033.926	1,587,252.000

II-C. Senior Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
4,571,839.007	90,256.876	108,033.926	1,587,252.000

II-D. Concentration

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
4,573,162.582	88,933.301	108,033.926	1,587,252.000

II-E. Underwriting of Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
4,573,027.972	89,067.911	108,033.926	1,587,252.000

II-F. Real Estate Investments

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
4,571,062.249	91,033.634	108,033.926	1,587,252.000

II-G. Commodities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
4,570,433.336	91,662.547	108,033.926	1,587,252.000

II-H. Lending

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
4,571,488.481	90,607.402	108,033.926	1,587,252.000

II-I Portfolio Diversification

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
4,571,637.742	90,458.141	108,033.926	1,587,252.000

III. Approval of an Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Advisor Funds.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
417,769,769.140	2,715,885.592	3,342,376.322	19,139,767.000

The Meeting was reconvened on July 27, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below):

IV. Adoption of Amended and Restated Rule 12b-1 Plan for Class C shares.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
29,174.384	64.223	1,351.000	14,022.000

The Meeting was reconvened on August 31, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below):

IV. Adoption of Amended and Restated Rule 12b-1 Plan for Class B shares.1

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
29,728.912	587.943	5,032.900	18,371.000

1 This proposal was not approved by the shareholders.

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

(The following financial statements of the DWS International Equity Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of October 31, 2006

	Shares	Value ($)

Common Stocks 96.4%
Australia 1.2%
Australia & New Zealand Banking Group Ltd. (Cost $2,100,016)	175,463	3,945,657
Austria 1.1%
Erste Bank der Oesterreichischen Sparkassen AG (Cost $3,267,665)	54,800	3,731,364
Belgium 2.4%
InBev NV	62,400	3,515,359
Umicore	28,100	4,361,065
(Cost $6,468,555)		7,876,424
Brazil 3.3%
Companhia Vale do Rio Doce (ADR)	105,868	2,693,282
Gol-Linhas Aereas Inteligentes SA (ADR) (Preferred) (a)	116,800	3,638,320
Petroleo Brasileiro SA (ADR)	49,600	4,402,496
(Cost $6,867,525)		10,734,098
China 0.4%
Industrial & Commercial Bank of China "H"* (Cost $1,155,700)	2,901,000	1,298,087
Denmark 1.3%
Novo Nordisk AS "B" (Cost $3,631,748)	56,000	4,228,731
Finland 3.1%
Fortum Oyj	103,900	2,859,019
Nokia Oyj	205,804	4,084,481
Nokian Renkaat Oyj	168,430	3,224,507
(Cost $8,889,827)		10,168,007
France 5.3%
Axa	44,925	1,711,532
Pernod Ricard SA	8,510	1,704,140
Societe Generale	39,011	6,482,623
Total SA	107,028	7,246,620
(Cost $10,705,930)		17,144,915
Germany 12.5%
BASF AG	38,320	3,377,573
Bayer AG	83,477	4,203,069
Commerzbank AG	143,675	5,099,586
Continental AG	24,246	2,711,415
Deutsche Boerse AG	27,367	4,412,866
E.ON AG	51,877	6,223,797
Fresenius Medical Care AG & Co.	22,047	2,941,607
Hypo Real Estate Holding AG	108,685	6,831,696
Merck KGaA	29,718	3,132,942
Stada Arzneimittel AG	35,140	1,655,831
(Cost $27,339,155)		40,590,382
Greece 3.0%
Alpha Bank AE	80,537	2,343,597
Hellenic Telecommunications Organization SA*	113,100	2,930,295
National Bank of Greece SA	101,000	4,583,907
(Cost $6,534,257)		9,857,799
Ireland 2.8%
Anglo Irish Bank Corp. PLC	218,304	3,914,630
CRH PLC (b)	120,730	4,255,901
CRH PLC (b)	25,300	894,121
(Cost $7,021,353)		9,064,652
Italy 3.7%
Banca Italease	101,600	5,687,416
UniCredito Italiano SpA	757,400	6,278,518
(Cost $10,028,084)		11,965,934
Japan 19.2%
Canon, Inc.	149,500	8,014,749
Casio Computer Co., Ltd.	129,000	2,608,567
Daito Trust Construction Co., Ltd.	73,600	3,882,793
Eisai Co., Ltd.	51,000	2,612,030
Komatsu Ltd.	184,000	3,319,567
Makita Corp.	103,000	3,064,769
Mitsubishi Corp.	296,200	5,723,672
Mitsui Fudosan Co., Ltd.	194,000	4,777,222
Mizuho Financial Group, Inc.	509	3,964,764
Nissan Motor Co., Ltd.	295,153	3,535,628
ORIX Corp.	11,400	3,211,748
Shinsei Bank Ltd.	454,000	2,620,239
Sumitomo Corp.	258,000	3,392,792
Suzuki Motor Corp.	133,000	3,775,469
Toyota Motor Corp.	91,700	5,433,551
Yamaha Motor Co., Ltd.	87,000	2,380,403
(Cost $42,627,493)		62,317,963
Korea 1.0%
Samsung Electronics Co., Ltd. (Cost $1,173,445)	5,099	3,306,436
Luxembourg 1.1%
Millicom International Cellular SA* (a) (Cost $2,621,835)	73,600	3,671,168
Mexico 0.8%
Fomento Economico Mexicano SA de CV (ADR) (Cost $1,861,441)	27,500	2,658,975
Netherlands 1.5%
ING Groep NV (Cost $4,074,158)	106,600	4,722,419
Norway 1.8%
Aker Kvaerner ASA	16,300	1,695,618
Norsk Hydro ASA (a)	176,500	4,056,866
(Cost $5,693,084)		5,752,484
Pakistan 0.2%
MCB Bank Ltd. (GDR) 144A* (Cost $685,556)	38,818	721,627
Russia 0.2%
OAO TMK (GDR) 144A* (Cost $570,240)	26,400	663,749
Spain 1.1%
Telefonica SA (Cost $3,224,474)	178,812	3,446,087
Sweden 2.9%
Atlas Copco AB "B"	109,500	3,123,200
Swedish Match AB	207,400	3,316,723
Telefonaktiebolaget LM Ericsson "B"	777,200	2,948,505
(Cost $8,786,901)		9,388,428
Switzerland 7.7%
Compagnie Financiere Richemont AG "A" (Unit)	76,470	3,783,392
Novartis AG (Registered)	74,839	4,541,895
Phonak Holding AG (Registered)	13,214	843,368
Roche Holding AG (Genusschein)	31,941	5,589,450
UBS AG (Registered)	130,790	7,811,339
Xstrata PLC	55,234	2,360,099
(Cost $14,883,036)		24,929,543
Taiwan 0.6%
Hon Hai Precision Industry Co., Ltd. (Cost $762,561)	282,278	1,828,813
Turkey 0.4%
Turkiye Is Bankasi "C" (Cost $1,024,126)	211,900	1,374,133
United Kingdom 17.8%
AstraZeneca PLC	39,802	2,352,134
Aviva PLC	230,007	3,400,309
BHP Billiton PLC	314,761	6,070,266
BP PLC	186,983	2,079,440
GlaxoSmithKline PLC	87,052	2,324,783
Greene King PLC	191,019	3,492,564
Hammerson PLC	147,368	3,786,574
Imperial Tobacco Group PLC	136,680	4,841,640
Informa PLC	173,575	1,807,821
Ladbrokes PLC	353,711	2,756,233
Prudential PLC	256,118	3,138,982
Rolls-Royce Group "B"*	10,449,848	20,432
Royal Bank of Scotland Group PLC	94,712	3,374,874
Shire PLC	183,274	3,343,963
Standard Chartered PLC	117,717	3,312,126
Tesco PLC	437,485	3,283,852
Vodafone Group PLC	1,513,142	3,896,629
Whitbread PLC	170,812	4,564,909
(Cost $45,369,167)		57,847,531
Total Common Stocks (Cost $227,367,332)		313,235,406

Preferred Stocks 1.9%
Germany
Fresenius AG	14,709	2,759,644
Porsche AG	2,858	3,332,142
Total Preferred Stocks (Cost $4,963,475)		6,091,786

Securities Lending Collateral 2.6%
Daily Assets Fund Institutional, 5.32% (c) (d) (Cost $8,469,620)	8,469,620	8,469,620

Cash Equivalents 0.9%
Cash Management QP Trust, 5.31% (e) (Cost $2,768,275)	2,768,275	2,768,275
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $243,568,702)+	101.8	330,565,087
Other Assets and Liabilities, Net	(1.8)	(5,799,054)
Net Assets	100.0	324,766,033

* Non-income producing security.

+ The cost for federal income tax purposes was $250,830,271. At October 31, 2006, net unrealized appreciation for all securities based on tax cost was $79,734,816. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $82,555,671 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,820,855.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2006 amounted to $8,267,709 which is 2.5% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2006
Assets
Investments: Investments in securities, at value (cost $232,330,807) — including $8,267,709 of securities loaned	$ 319,327,192
Investment in Cash Management QP Trust (cost $2,768,275)	2,768,275
Investment in Daily Assets Fund Institutional (cost $8,469,620)*	8,469,620
Total investments in securities, at value (cost $243,568,702)	330,565,087
Cash	147,192
Foreign currency, at value (cost $1,431,760)	1,438,926
Receivable for investments sold	5,011,436
Dividends receivable	366,189
Interest receivable	7,230
Foreign taxes recoverable	126,008
Other assets	11,226
Total assets	337,673,294
Liabilities
Payable upon return of securities loaned	8,469,620
Payable for investments purchased	4,181,811
Accrued investment advisory fee	159,135
Other accrued expenses and payables	96,695
Total liabilities	12,907,261
Net assets, at value	$ 324,766,033

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $705,800)	$ 9,963,063
Interest	8,728
Interest — Cash Management QP Trust	179,866
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	367,439
Total Income	10,519,096
Expenses: Management fee	2,048,478
Administrator service fee	472,726
Auditing	68,281
Legal	47,841
Trustees' fees and expenses	15,582
Other	43,918
Total expenses before expense reductions	2,696,826
Expense reductions	(481,885)
Total expenses after expense reductions	2,214,941
Net investment income (loss)	8,304,155
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $463)	61,153,257
Foreign currency related transactions	(81,504)
61,071,753
Net unrealized appreciation (depreciation) during the period on: Investments	2,957,052
Foreign currency related transactions	32,375
2,989,427
Net gain (loss) on investment transactions	64,061,180
Net increase (decrease) in net assets resulting from operations	$ 72,365,335

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 8,304,155	$ 6,006,528
Net realized gain (loss) on investment transactions	61,071,753	55,197,410
Net unrealized appreciation (depreciation) during the period on investment transactions	2,989,427	2,653,439
Net increase (decrease) in net assets resulting from operations	72,365,335	63,857,377
Capital transactions in shares of beneficial interest: Proceeds from capital invested	66,952,491	82,821,203
Value of capital withdrawn	(119,965,559)	(173,084,135)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(53,013,068)	(90,262,932)
Increase (decrease) in net assets	19,352,267	(26,405,555)
Net assets at beginning of period	305,413,766	331,819,321
Net assets at end of period	$ 324,766,033	$ 305,413,766

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended October 31,	2006	2005	2004	2003	2002
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	325	305	332	470	667
Ratio of expenses before expense reductions (%)	.86	.85	.84	.84	.80
Ratio of expenses after expense reductions (%)	.70	.70	.70	.70	.70
Ratio of net investment income (loss) (%)	2.64	1.89	1.31	1.72	1.14
Portfolio turnover rate (%)	96	54	63	123	179
Total Investment Return (%)[a,b]	26.64	21.94	12.60	20.65[c]	(13.03)

[a] Total return would have been lower had certain expenses not been reduced.

[b] Total investment return for the Portfolio was derived from the performance of the Class S shares (formerly Investment Class) of DWS International Equity Fund.

[c] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 20.33%.

Notes to Financial Statements

A. Significant Accounting Policies

DWS International Equity Portfolio (formerly Scudder International Equity Portfolio) (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment management company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Portfolio may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Portfolio are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Portfolio may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Additionally, based on the Portfolio's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Portfolio will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its income, expenses and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended October 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $297,329,723 and $339,865,299, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Management Agreement. Under the Investment Management Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The investment management fee payable under the Investment Management Agreement is equal to an annual rate of 0.65% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly.

For the year ended October 31, 2006, the Advisor and Administrator contractually agreed to waive their fees and reimburse expenses to the Portfolio to the extent necessary to maintain the annualized expenses of the Portfolio at 0.70%. The amount of the waiver and whether the Advisor and/or Administrator waive its fees may vary at any time without notice to the shareholders.

Accordingly, for the year ended October 31, 2006, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $475,133 and the amount imposed aggregated $1,573,345, which was equivalent to an annualized effective rate of 0.50% of the Portfolio's average net assets.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.15% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2006, the Administrator Service Fee aggregated $472,726, of which $42,181 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Portfolio may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended October 31, 2006, the Advisor agreed to reimburse the Portfolio $6,752, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee which was allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DeAM, Inc.") and Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DeAM, Inc. and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DeAM, Inc. and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DeAM, Inc. and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM also continues to discuss a settlement with the Illinois Secretary of State regarding market timing matters. As previously disclosed, DeAM expects a settlement with the Illinois Secretary of State to provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Portfolio was not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

G. Payments made by Affiliates

During the year ended October 31, 2006, the Advisor fully reimbursed the Portfolio $169 for losses incurred on a trade executed incorrectly.

H. Subsequent Event

Upon receiving shareholder approval, the Board of Trustees intends to collapse the master-feeder structure and DWS International Equity Portfolio, currently the master portfolio in the master-feeder structure, will distribute all of its assets and liabilities to DWS International Equity Fund, which will convert to a stand-alone fund. The master portfolio will be closed after the conversion into the feeder fund.

Report of Independent Registered Public Accounting Firm

To the Trustees and Holders of Beneficial Interest of DWS International Equity Portfolio (formerly Scudder International Equity Portfolio):

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the DWS International Equity Portfolio (formerly Scudder International Equity Portfolio) (the "Portfolio") at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note H "Subsequent Event", the Board of Trustees intends to collapse the master-feeder structure and close the Portfolio.

Boston, Massachusetts December 22, 2006	PricewaterhouseCoopers LLP

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Investment Management Agreement Approval

The Fund invests all of its assets in DWS International Equity Portfolio (the "Portfolio") in order to achieve its investment objectives. The Portfolio's Trustees, who also serve as the Fund's Trustees, approved the continuation of the Portfolio's current investment management agreement with DeAM, Inc. in September 2006.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At present time, all but one of the Portfolio's Trustees are independent of DeAM, Inc. and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Portfolio's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Portfolio's arrangements, that committee recommended that the Board vote to approve the continuation of the Portfolio's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Portfolio's contractual arrangements.

DeAM, Inc. and its predecessors have managed the Portfolio since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeAM, Inc. is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Portfolio's Trustees consider these and many other factors, including the quality and integrity of DeAM, Inc.'s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Portfolio's current investment management agreement, the Board considered all factors that it believes relevant to the interests of shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeAM, Inc. by similar funds and institutional accounts advised by DeAM, Inc. (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Portfolio were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DeAM, Inc., in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Portfolio represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Portfolio.

The extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the Portfolio's fee schedule represents an appropriate sharing between Portfolio shareholders and DeAM, Inc. of such economies of scale as may exist in the management of the Portfolio at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DeAM, Inc. helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeAM, Inc., both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2006, the Fund's performance (Class S shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the one-year period ended June 30, 2006 and has underperformed its benchmark in the three- and five-year periods ended June 30, 2006. The Board recognized that DeAM, Inc. has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeAM, Inc. The Board considered extensive information regarding DeAM, Inc., including DeAM, Inc.'s personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeAM, Inc. have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeAM, Inc. and its affiliates from their relationships with the Portfolio and the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeAM, Inc. during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DeAM, Inc. the cost allocation methodology used to determine DeAM, Inc.'s profitability. In analyzing DeAM, Inc.'s costs and profits, the Board also reviewed the fees paid to and services provided by DeAM, Inc. and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DeAM, Inc. and its affiliates as a result of DeAM, Inc.'s relationship with the Portfolio and the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeAM, Inc.'s cost allocation methodology and calculations. The Board concluded that the Portfolio's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeAM, Inc. and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DeAM, Inc. and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DeAM, Inc. regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio. The Board considered that a portion of the Portfolio's brokerage may be allocated to affiliates of DeAM, Inc., subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Portfolio's brokerage may in the future be allocated to brokers who acquire (and provide to DeAM, Inc. and its affiliates) research services from third parties that are generally useful to DeAM, Inc. and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Portfolio's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeAM, Inc.'s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeAM, Inc.'s commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeAM, Inc. to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeAM, Inc.'s chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeAM, Inc.'s chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Portfolio's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	88
Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: Cloverleaf Transportation Inc. (trucking)	88
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	88
Martin J. Gruber (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	88
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	88
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	88
Philip Saunders, Jr. (1935) Board Member since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	88
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	88
Carl W. Vogt (1936) Board Member since 2006

Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak). Formerly, Chairman and Member, National Transportation Safety Board

		86
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	DBAIX	DBBIX	DBCIX
CUSIP Number	23336Y 102	23336Y 201	23336Y 300
Fund Number	420	620	720
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	BTEQX
Fund Number	820

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, October 31, 2006, DWS International Equity Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS INTERNATIONAL EQUITY FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$21,000	$128	$0	$0
2005	$18,750	$225	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$155,500	$11,930	$0
2005	$309,400	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$11,930	$0	$11,930
2005	$0	$197,605	$104,635	$302,240

All other engagement fees were billed for services in connection with training seminars and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS International Equity Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS International Equity Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2006